                                                                  EXHIBIT 10.17


                SECOND ADDENDUM TO PRIVATE LABEL VENDOR PROGRAM


                            MDA CAPITAL INCORPORATED


THIS ADDENDUM TO PRIVATE LABEL VENDOR AGREEMENT is made as of February 12, 1997 by and between MDA CAPITAL CORP. ("Assignor"), both a corporation, and related with its principle place of business at * and LIGHTHOUSE CAPITAL, INC, ("Assignee") a wholly owned subsidiary of Syracuse Supply Company, Inc., with its headquarters at 5921 Court Street Road, Syracuse, NY 13206.


Let it be known that the original agreement signed under MDA Capital Corp shall be officially modified to reflect MDA Capital Incorporated for all contents and purposes by this addendum. All terms and conditions of the previous agreement shall be binding hereunder.

Additionally, as of the date listed herein, MDA Capital Incorporated shall not need to provide a Certificate of Training from "ASPRS or PSEF". Such notice shall be modified on the document, but Lessee shall still be responsible for all insurance and maintenance of the equipment.


MDA Capital Incorporated                Lighthouse Capital, Inc

Signed by [SIG]                         Signed by [SIG}
---------------------------------       ---------------------------------

Title  President                        Title President
---------------------------------       ---------------------------------

Date      2/12/97                       Date      5-15-97
---------------------------------       ---------------------------------

*3800 HOWARD HUGHES PKWY, SUITE 1800
LAS VEGAS, NV 89109